NVIT Form N-SAR 6-30-2017
Exhibit for Item No. 77.O - RULE 10f-3
AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser JPMorgan Investment Management Inc.
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer The GEO Group, Inc. (36162J10)
Underwriter/ Affiliated Participant Underwriter
SunTrust Robinson-Humphrey Inc. / JPMorgan Securities LLC
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$6,817,775 / $250,500,000
Commission or % of Offering $1.732
Purchase Date 03/08/2017

Adviser / Sub-Adviser JPMorgan Investment Management Inc.
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer JELD-WEN Holding Inc. (47580P10)
Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets Inc. / JPMorgan Securities LLC
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$21,525,700 / $575,000,000
Commission or % of Offering $1.4375
Purchase Date 01/27/2017

Adviser / Sub-Adviser Wells Capital Management
Nationwide Fund NVIT Multi-Manager Mid-Cap Growth Fund
Issuer Keane Group Holdings (FRAC)
Underwriter/ Affiliated Participant Underwriter
Citigroup / Morgan Stanley, Bank of America Merrill Lynch, J.P. Morgan,
Wells Fargo Securities, Simmons & Company
International Energy Specialists of Piper Jaffray, Houlihan Lokey,
Guggenheim Securities, Scotia Howard Weil, Stephens Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$1,330,000 / $508,440,000
Commission or % of Offering 6.500% or $1.235
Purchase Date 01/20/2017

Adviser / Sub-Adviser Wells Capital Management
Nationwide Fund NVIT Multi-Manager Mid-Cap Growth Fund
Issuer Jagged Peak Energy (JAG)
Underwriter/ Affiliated Participant Underwriter
Citigroup / Credit Suisse, J.P. Morgan, Goldman, Sachs & Co.,
RBC Capital Markets, Wells Fargo Securities, UBS Investment Bank,
KeyBanc Capital Markets, ABN AMRO, Fifth Third Securities,
Petrie Partners Securities, Tudor, Pickering, Holt & Co., BMO Capital Markets,
Deutsche Bank Securities, Evercore ISI, Scotia Howard Weil
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$164,655 / $473,990,010
Commission or % of Offering 5.500%  or $0.825
Purchase Date 01/27/2017

Adviser / Sub-Adviser Wells Capital Management
Nationwide Fund NVIT Multi-Manager Mid-Cap Growth Fund
Issuer Jeld-Wen Holding (JELD)
Underwriter/ Affiliated Participant Underwriter
Citigroup / Barclays, Credit Suisse, J.P. Morgan, Deutsche Bank Securities,
RBC Capital Markets, Bank of America Merrill Lynch, Goldman, Sachs & Co.,
Wells Fargo Securities, Baird, FBR, SunTrust Robinson Humphrey
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$9,200,000 / $575,000,000
Commission or % of Offering 6.250% or $1.438
Purchase Date 01/27/2017

Adviser / Sub-Adviser Wells Capital Management
Nationwide Fund NVIT Multi-Manager Mid-Cap Growth Fund
Issuer Jounce Therapeutics (JNCE)
Underwriter/ Affiliated Participant Underwriter
J.P.Morgan / Cowen and Company, Wells Fargo Securities, Baird
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$23,424 / $104,000,000
Commission or % of Offering 7.000% or $1.120
Purchase Date 01/27/2017

Adviser / Sub-Adviser Wells Capital Management
Nationwide Fund NVIT Multi-Manager Mid-Cap Growth Fund
Issuer Rev Group (REVG)
Underwriter/ Affiliated Participant Underwriter
Goldman Sachs & Co. / Morgan Stanley, Baird, BMO Capital Markets,
Credit Suisse, Deutsche Bank Securities, Jefferies,
Wells Fargo Securities, Stifel
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$13,200,000 / $275,000,000
Commission or % of Offering 6.625% or $1.458
Purchase Date 01/27/2017

Adviser / Sub-Adviser Wells Capital Management
Nationwide Fund NVIT Multi-Manager Mid-Cap Growth Fund
Issuer Canada Goose (GOOS)
Underwriter/ Affiliated Participant Underwriter
Credit Suisse / CIBC Capital Markets, Credit Suisse, Goldman, Sachs & Co.,
RBC Capital Markets, Bank of America Merrill Lynch, Morgan Stanley, Barclays,
BMO Capital Markets, TD, Wells Fargo Securities, Baird, Canaccord Genuity
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$10,625,000 / $255,658,000
Commission or % of Offering 6.750% or $1.148
Purchase Date 03/16/2017

Adviser / Sub-Adviser Wells Capital Management
Nationwide Fund NVIT Multi-Manager Mid-Cap Growth Fund
Issuer John Bean Technologies (JBT)
Underwriter/ Affiliated Participant Underwriter
Bank of America Merrill Lynch / J.P. Morgan, Wells Fargo Securities, Baird,
BMO Capital Markets, William Blair, Seaport Global Securities,
Sidoti & Company, LLC
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$10,625,000 / $10,625,000
Commission or % of Offering 5.500% or $4.765
Purchase Date 03/08/2017

Adviser / Sub-Adviser Wells Capital Management
Nationwide Fund NVIT Multi-Manager Mid-Cap Growth Fund
Issuer Presidio Inc. (PSDO)
Underwriter/ Affiliated Participant Underwriter
Citigroup / J.P. Morgan, Barclays, RBC Capital Markets, Credit Suisse, Goldman,
Sachs & Co., Wells Fargo Securities, Evercore ISI, Guggenheim Securities,
Apollo Global Securities,  LionTree
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$490,000 / $233,333,324
Commission or % of Offering 6.250% or $0.875
Purchase Date 03/10/2017

Adviser / Sub-Adviser Wells Capital Management
Nationwide Fund NVIT Multi-Manager Mid-Cap Growth Fund
Issuer Floor & Décor Holdings (FND)
Underwriter/ Affiliated Participant Underwriter
Barclays/ BofA Merrill Lynch, Goldman, Sachs & Co., Jefferies, Credit Suisse,
Piper Jaffray, UBS Investment Bank, Wells Fargo Securities, Houlihan Lokey
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$2,100,000 / $185,293,500
Commission or % of Offering 7.000% or $1.470
Purchase Date 04/27/2017

Adviser / Sub-Adviser JPMorgan Investment Management Inc.
Nationwide Fund NVIT Multi-Manager International Value Fund
Issuer Renesas Electronics Corp COM SHS NPV (JP3164720009)
Underwriter/ Affiliated Participant Underwriter
Daiwa Secs Co. Ltd./ JPMorgan Securities LLC
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$10,312,400 / $2,753,222,949
Commission or % of Offering 0.86% or $0.0644
Purchase Date 06/13/2017

Adviser / Sub-Adviser JPMorgan Investment Management Inc.
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Cadence Bancorp (12739A10)
Underwriter/ Affiliated Participant Underwriter
Goldman Sachs and Co. New York/ JPMorgan Securities LLC
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$1,912,000 / $150,000,000
Commission or % of Offering $1.40
Purchase Date 04/13/2017

Adviser / Sub-Adviser JPMorgan Investment Management Inc.
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Costamare Inc. (Y1771G10)
Underwriter/ Affiliated Participant Underwriter
Morgan Stanley and Co. LLC/ JPMorgan Securities LLC
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$6,977,170 / $95,850,000
Commission or % of Offering $0.32
Purchase Date 05/25/2017

Adviser / Sub-Adviser JPMorgan Investment Management Inc.
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Kinsale Capital Group Inc. (49714P10)
Underwriter/ Affiliated Participant Underwriter
William Blair and Company LLC/ JPMorgan Securities LLC
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$7,989,630 / $130,788,306
Commission or % of Offering $1.403
Purchase Date 05/12/2017